Second Quarter 2015 │ Investor Presentation

Safe Harbor Statement F O R W A R D - L O O K I N G S T A T E M EN T S This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward- looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2014, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; changes in prepayment rates of mortgages underlying our target assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the concentration of credit risks we are exposed to; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; the availability and cost of financing; changes in the competitive landscape within our industry; our ability to successfully implement new strategies and to diversify our business into new asset classes; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire mortgage loans and successfully securitize the mortgage loans we acquire; our ability to acquire mortgage servicing rights (MSR) and successfully operate our seller-servicer subsidiary and oversee our subservicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; the state of commercial real estate markets and our ability to acquire or originate commercial real estate loans or related assets; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors’ most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. 2

# Two Harbors' Mission-Based Strategy

## OUR MISSION IS TO BE RECOGNIZED AS THE INDUSTRY-LEADING MORTGAGE REIT:

- Largest hybrid mortgage REIT investing in mortgage assets
- Market capitalization of approximately $3.6 billion[(1)]
- Provider of permanent capital to the U.S. mortgage market
- Thought leader in the U.S. housing market

## BENEFIT OF OUR HYBRID MORTGAGE REIT MODEL:

- Flexibility to take advantage of opportunities in the residential and commercial mortgage markets, including:
  - Residential mortgage-backed securities (RMBS)
  - Residential mortgage loans
  - MSR
  - Commercial real estate assets
  - Other financial assets

## IMPERATIVES:

- Rigorous risk management system
- Strong administrative infrastructure
- Best practice disclosure and corporate governance
- Logically diversify portfolio for benefit of stockholders

(1) Source: Bloomberg as of June 30, 2015.

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Financial Summary and Business Overview SOLID F INANCIAL RESULTS (1) • Total return on book value of 2.1% through the first six months of 2015(2) – Q2-2015 cash dividend of $0.26 per share • Comprehensive Income of $2.7 million – Return on average equity of 0.3%, or $0.01 per share • Generated Core Earnings of $80.2 million, or $0.22 per share(3) STRATEGIC UPDATE • Mortgage Loan Conduit and Securitization – Completed two securitizations in Q2-2015; total of five securitizations year-to-date as of August 31, 2015 – Created subordinate and interest-only (IO) assets for portfolio • Mortgage Servicing Rights – Focus on expanding flow sale relationships – Closed on $4.7 billion unpaid principal balance (UPB) bulk purchase of Fannie Mae MSR subsequent to quarter-end • Commercial Real Estate – Expect to accelerate capital deployment in second half of 2015 and early 2016 ― Loans generally bear interest on a floating-rate basis 4 (1) Data for the three months ended June 30, 2015, except where noted. (2) See Appendix slide 14 for calculation of 2015 year-to-date return on book value. (3) Core Earnings is a non-GAAP measure that we define as GAAP net income, excluding impairment losses, realized and unrealized gains or losses on the aggregate portfolio, amortization of business combination intangible assets, reserve expense for representation and warranty obligations on MSR and certain upfront costs related to securitization transactions. As defined, Core Earnings includes interest income or expense and premium income or loss on derivative instruments and servicing income, net of estimated amortization on MSR. Core Earnings is provided for purposes of comparability to other peer issuers. For a reconciliation of GAAP to non-GAAP financials, please refer to the GAAP to non-GAAP reconciliation table in the Appendix on slide 17.

Market and Policy Update MACROECONOMIC ENVIRONMENT & POLICY CONSIDERATIONS • Interest rate environment remains volatile – Conservatively positioned with respect to interest rates • Steady improvement in unemployment rates – 5.3% in June 2015 versus 6.1% in June 2014 • Home price appreciation continues – CoreLogic Home Price Index up 6.5% on rolling 12-month basis(1) • Actively engaged with a variety of parties in Washington D.C. – Private label securitization market – Servicing standards and capital requirements – GSE risk sharing and housing finance reform – FHFA proposed rulemaking regarding Federal Home Loan Bank (FHLB) membership 5 (1) Source: CoreLogic Home Price Index rolling 12-month change in June 2015.

-10% 10% 30% 50% 70% 90% 110% 130% 150% TWO Pine River Mortgage REIT Index TOTA L STO C K H O L DE R R E T U R N O F 13 0 % S I N C E I N C E P T I O N (1) D R I V E N BY S U P E R I O R S E C U R I T Y S E L E C T I O N A N D S O P H I ST I C AT ED R I S K M I T I G AT IO N ST R AT E GI ES Delivering Total Return 6 130% (1) Two Harbors’ total stockholder return is calculated for the period October 29, 2009 through June 30, 2015. Total stockholder return is defined as stock price appreciation including dividends. Source: Bloomberg. (2) Pine River Mortgage REIT Index total stockholder return for the period October 29, 2009 through June 30, 2015. The Pine River Mortgage REIT Index tracks publicly traded REITs whose principal business consists of originating, servicing or investing in residential mortgage interests. The index uses a modified market capitalization weighted methodology, and components are reviewed quarterly for eligibility. Source: Bloomberg. 47% (2)

HISTORICAL CAPITAL ALLOCATION PORTFOLIO COMPOSITION (1) Portfolio Composition 7 $14.9 BILLION PORTFOLIO AS OF JUNE 30, 2015 ($ billions) (1) For additional detail on the portfolio, see appendix slides 18-22. (2) Commercial consists of senior mezzanine debt. (3) Assets in “Rates” include Agency RMBS, Agency Derivatives, MSR and Ginnie Mae buyout residential mortgage loans. (4) MSR includes Ginnie Mae buyout residential mortgage loans. (5) Assets in “Credit” include non-Agency RMBS, prime jumbo residential mortgage loans, net economic interest in securitization trusts and CSL. (6) The capital allocation strategies are intended to be illustrative of allocation trends and reflect the company’s current expectations based on a variety of market, economic and regulatory factors. Actual portfolio composition and allocation strategies may differ materially. Rates(3) $10,766 Commercial(2) $0.05 June 30, 2013 June 30, 2014 June 30, 2015 Long-Term Trend(6) Rates(3) Agency 54% 45% 44% MSR 0% 13% 11% Credit(5) Non-Agency 43% 36% 33% Conduit 3% 6% 12% Commercial 0% 0% <1% CAPITAL ALLOCATION TO MSR, CONDUIT AND COMMERCIAL REAL ESTATE IN CREASING Agency $10.28 MSR(4) $0.49 Non-Agency $2.70 Conduit $1.38 Rates(3) $10.77B Credit(5) $4.08B Commercial $0.05B

Portfolio Performance and Hedging 8 Q 2 - 2 015 P E R FO R M A NC E H I G H L I G H TS (1) “Legacy” non-Agency RMBS includes non-Agency bonds issued up to and including 2009. “New issue” non-Agency RMBS includes bonds issued after 2009. (2) Represents estimated percentage change in book value and net interest income for a +100 basis point theoretical parallel shift in interest rates at period end. (3) Cost of funds includes interest spread expense associated with the portfolio's interest rate swaps. R AT E S • Specified pool, IO and MSR yields declined; prepayments modestly higher, sold certain higher yielding specified pools C R E D I T • Credit assets performed well H E D G I N G • Positioned for Federal Reserve to move rates higher ― Book value protected in rising rate environment ― Net interest income benefits due to high sensitivity to floating rates • Maintained low exposure to Agency mortgage spread duration Q 2 - 2 015 N E T I N T E R E ST Y I E L D Three Months Ended Mar. 31, 2015 June 30, 2015 Annualized portfolio yield during the quarter 4.40% 4.16% Rates Agency RMBS, Agency derivatives and MSR 3.8% 3.4% Credit Non-Agency RMBS, legacy(1) 8.5% 8.5% Non-Agency RMBS, new issue(1) 3.9% 4.3% Net economic interest in securitization trusts 4.6% 4.7% Prime jumbo residential mortgage loans 3.9% 3.8% Commercial 7.0% 7.5% Annualized cost of funds on average repurchase and advance balance during the quarter(3) 1.33% 1.37% Annualized interest rate spread for aggregate portfolio during the quarter 3.07% 2.79% E X P O S U R E TO + 100BP S C H A N G E I N R AT E S (2) 4.5% (0.7%) (1.5%) – 1.5% 3.0% 4.5% 6.0% Net Interest Income Book Value

$186 $873 $722 $973 $1,129 $978 $22 $222 $694 $438 $579 $646 $642 $356 $575 $493 $2,499 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $0 $500 $1,000 $1,500 Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Q2-2015 Securitized 2013 Q2-2015 Locked Settled Securitized Conduit Update • Completed two securitizations during the quarter, totaling approximately $493 million unpaid principal balance (UPB) – Retained subordinates and IOs of approximately $32 million – Accounted for roughly 19% of the total private label RMBS issuance year-to-date(1) – Expect to complete a total of 6-10 securitizations in 2015 • Pipeline (interest rate locks and prime jumbo residential mortgage loan holdings) strong; approximately $1.3 billion UPB at June 30, 2015 • Expanded Credit targets borrowers with lower FICOs and higher loan-to-value (LTV) ratios than prime jumbo program 9 LOCKED, SETTLED AND SECURITIZED LOANS (1) Source: Credit Suisse Research, as of June 30, 2015. (2) Includes only securitizations completed using our own depositor, Agate Bay Mortgage Trust. (2)

• Subsequent to quarter-end, added MSR through bulk acquisition • On track to add 5-10 new flow relationships by year-end • Personnel and infrastructure requirements to support strategy substantially in place • Healthy pipeline developing • Significant opportunities in marketplace – Returns remain attractive COMMERCIAL REAL ESTATE MSR and Commercial Real Estate Update 10 MORTGAGE SERVICING RIGHTS

3.8x 3.2x 3.0x 3.3x 6.8x 6.9x 6.4x 6.5x 0.0x 2.0x 4.0x 6.0x 8.0x 2012 2013 2014 2015-YTD 2012 2013 2014 2015-YTD 6.1% 8.1% 7.6% 8.6% 16.9% 15.0% 11.2% 13.1% 0.0% 5.0% 10.0% 15.0% 20.0% 2012 2013 2014 2015-YTD 2012 2013 2014 2015-YTD -1.7% 1.8% -1.0% -1.7% -9.4% -11.7% -8.2% -7.4% -15.0% -10.0% -5.0% 0.0% 5.0% 2012 2013 2014 2015-YTD 2012 2013 2014 2015-YTD …LESS INTEREST RATE EXPOSURE (3) . . . Attractive Returns With Lower Risk 11 A T T R A C T I VE & C O M P A R A B L E D I V I D E N D Y I E L D (1) …WITH LOWER LEVERAGE (2) . . . SUPERIOR ASSET SELECTION AND RISK MANAGEMENT DRIVE RETURNS WITH LESS RISK TWO Peer Average TWO Peer Average TWO Peer Average …AND LESS PREPAYMENT R ISK (4) TWO Peer Average Note: Two Harbors and peer financial data for Dividend Yield, Leverage, Prepayment Risk and Interest Rate Exposure on this slide is based on available financial information as of June 30, 2015 as filed with the SEC. Peers include AGNC, ANH, ARR, CMO, CYS, HTS, IVR, MFA and NLY. (1) Represents average of annualized yields on all quarterly cash dividends per respective fiscal year. Two Harbor’s first quarter 2013 dividend yield used in annual average calculation was based on cash dividend of $0.32 per share and does not include Silver Bay Realty Trust common stock distribution of $1.01 per share. Annualized yields for each quarter are calculated by dividing annualized quarterly dividends, by closing share price as of respective quarter-ends. Peer dividend data based on peer company press releases. Historical dividends may not be indicative of future dividend distributions. Our company ultimately distributes dividends based on its taxable income per share of common stock. (2) Represents average of debt-to-equity ratios for all reportable quarters per respective fiscal year. Debt-to-equity is defined as total borrowings to fund RMBS, mortgage loans held-for-sale, commercial real estate loans held-for-investment and Agency Derivatives divided by total equity. (3) Represents average of estimated change in equity value for theoretical +100bps parallel shift in interest rates for all reportable quarters per respective fiscal year. Change in equity market capitalization is adjusted for leverage. CMO data not available for Q1 and Q2 2012. (4) Represents average of the constant prepayment rate (“CPR”) on the Agency RMBS portfolio including Agency Derivatives for all reportable quarters per respective fiscal year. 15.8% 11.2% 10.3% 10.2% 13.7% 13.6% 11.9% 12.5% 0.0% 6.0% 12.0% 18.0% 2012 2013 2014 2015-YTD 2012 2013 2014 2015-YTD

Appendix

Return on Book Value 13 (1) Return on book value for six-month period ended June 30, 2015 is defined as the decrease in book value from December 31, 2014 to June 30, 2015 of $0.29 per share, plus dividends declared of $0.52 per share, divided by December 31, 2014 book value of $11.10 per share. Return on book value YTD-2015 (Per share amounts, except for percentage) Book value at December 31, 2014 $11.10 Book value at June 30, 2015 $10.81 Decrease in book value ($0.29) Dividends declared in 2015-YTD $0.52 Return on book value 2015-YTD $0.23 Return on book value 2015-YTD(1) 2.1%

DIV IDENDS (1) Financial Performance 14 COMPREHENSIVE INCOME BOOK VALUE AND DIV IDEND PER SHARE (1) GAAP NET INCOME (LOSS) (1) Historical dividends may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share, not GAAP earnings. The annualized dividend yield on the company’s common stock is calculated based on the closing price of the last trading day of the relevant quarter. $0.26 $0.26 $0.26 $0.26 $0.26 9.9% 10.8% 10.4% 9.8% 10.7% 0.0% 4.0% 8.0% 12.0% $0.00 $0.10 $0.20 $0.30 $0.40 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Q2-2015 Dividend per Share ($) Dividend Yield (%) $39.7 $193.6 ($37.0) $94.8 $221.5 $0.11 $0.53 ($0.10) $0.26 $0.60 $(0.50) $- $0.50 $1.00 $(125) $- $125 $250 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Q2-2015 GAAP Net Inc. ($M) GAAP EPS ($) $11.09 $11.25 $11.10 $11.08 $10.81 $0.26 $0.26 $0.26 $0.26 $0.26 $9.00 $10.50 $12.00 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Q2-2015 Book Value ($) Dividend Declared ($) $230.8 $152.6 $42.2 $88.9 $2.7 23.0% 14.9% 4.1% 8.7% 0.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $- $50 $100 $150 $200 $250 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Q2-2015 Comp. Income ($M) Comp. Income ROAE (%)

# Operating Performance

| (In millions, except for per share data) | Core Earnings | Realized Gains | Unrealized MTM | Q1-2015 Financials | Core Earnings | Realized Gains | Unrealized MTM | Q2-2015 Financials |
|---|---|---|---|---|---|---|---|---|
| Interest income | $163.0 | $ - | $ - | $163.0 | $152.5 | $ - | $ - | $152.5 |
| Interest expense | 33.5 | - | - | 33.5 | 35.0 | - | - | 35.0 |
| Net interest income | $129.5 | - | - | $129.5 | $117.5 | - | - | $117.5 |
| Net other-than-temporary impairment losses | - | - | (0.1) | (0.1) | - | - | (0.2) | (0.2) |
| Gain (loss) on investment securities | - | 117.4 | 12.0 | 129.4 | - | 83.3 | (13.3) | 70.0 |
| (Loss) gain on interest rate swaps and swaptions | (27.5) | 11.8 | (110.7) | (126.4) | (26.2) | (74.9) | 146.0 | 44.9 |
| Gain (loss) on other derivative instruments | 7.7 | (9.1) | 4.4 | 3.0 | 6.4 | (9.1) | (2.8) | (5.5) |
| Gain (loss) on residential mortgage loans held-for-sale | - | 7.8 | 1.3 | 9.1 | - | 7.6 | (14.4) | (6.8) |
| Servicing income | 32.1 | - | - | 32.1 | 30.5 | - | - | 30.5 |
| (Loss) gain on servicing asset | (13.0) | - | (39.4) | (52.4) | (13.3) | - | 30.9 | 17.6 |
| Other income (loss) | 1.0 | (3.6) | 0.7 | (1.9) | 1.0 | (3.8) | (13.8) | (16.6) |
| Total other income (loss) | 0.3 | 124.3 | (131.7) | (7.1) | (1.6) | 3.1 | 132.6 | 134.1 |
| Management fees & other operating expenses | 35.4 | 2.7 | - | 38.1 | 35.3 | 1.6 | - | 36.9 |
| Net income (loss) before income taxes | 94.4 | 121.6 | (131.8) | 84.2 | 80.6 | 1.5 | 132.4 | 214.5 |
| Income tax expense (benefit) | 0.3 | 3.1 | (14.0) | (10.6) | 0.4 | (2.5) | (4.9) | (7.0) |
| **Net income (loss)** | **$94.1** | **$118.5** | **$(117.8)** | **$94.8** | **$80.2** | **$4.0** | **$137.3** | **$221.5** |
| Weighted average EPS | $0.26 | $0.32 | $(0.32) | $0.26 | $0.22 | $0.01 | $0.37 | $0.60 |

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GAAP to Core Earnings Reconciliation (In thousands, except for per share data) Three Months Ended March 31, 2015 Three Months Ended June 30, 2015 Reconciliation of GAAP to non-GAAP Information Core Earnings: Net income $94,793 $221,501 Adjustments for non-core earnings: Gain on sale of securities and residential mortgage loans, net of tax (122,527) (85,633) Unrealized (gain) loss on trading securities and residential mortgage loans held-for-sale, net of tax (8,644) 18,032 Other-than-temporary impairment loss 127 170 Realized (gain) loss on termination or expiration of swaps and swaptions, net of tax (7,279) 70,877 Unrealized loss (gain) on interest rate swaps and swaptions economically hedging investment portfolio, repurchase agreements and FHLB advances, net of tax 97,469 (144,223) (Gain) loss on other derivative instruments, net of tax (824) 8,396 Realized and unrealized losses on financing securitizations, net of tax 2,902 17,593 Realized and unrealized loss (gain) on mortgage servicing rights, net of tax 36,318 (27,578) Securitization deal costs, net of tax 1,697 1,614 Change in representation and warranty reserve, net of tax 43 (592) Core Earnings $94,075 $80,157 Weighted average shares outstanding 366,507,657 367,074,131 Core Earnings per weighted average share outstanding $0.26 $0.22 16

Rates: Agency RMBS Metrics 17 AGENCY RMBS CPR(3) AGENCY PORTFOLIO YIELDS AND METRICS (1) Securities collateralized by loans of less than or equal to $175K, but more than $85K. (2) Securities collateralized by loans of less than or equal to $85K. (3) Agency weighted average 3-month Constant Prepayment Rate (CPR) includes IIOs (or Agency Derivatives). (4) Weighted average cost basis includes RMBS principal and interest securities only. Average purchase price utilized carrying value for weighting purposes. (5) Securities collateralized by loans with greater than or equal to 80% loan-to-value ratio (LTV). High LTV pools are predominately Making Homeownership Affordable (MHA) pools, consisting of borrowers who have refinanced through HARP. (6) Securities collateralized by loans held by lower credit borrowers as defined by Fair Isaac Corporation (FICO). Portfolio Yield Realized Q1-2015 At Mar. 31, 2015 Realized Q2-2015 At June 30, 2015 Agency yield 3.5% 3.1% 3.1% 3.2% Repo and FHLB costs 0.4% 0.4% 0.4% 0.4% Swap costs 0.9% 1.1% 1.2% 1.0% Net interest spread 2.2% 1.6% 1.5% 1.8% Portfolio Metrics Q1-2015 Q2-2015 Weighted average 3-month CPR(3) 8.2% 9.0% Weighted average cost basis(4) $107.9 $108.0 Agency: Vintage & Prepayment Protection Q1-2015 Q2-2015 Other Low Loan Balance Pools(1) 41% 37% $85K Max Pools(2) 16% 17% HECM 15% 16% 2006 & subsequent vintages – Premium and IOs 12% 10% Prepayment protected 4% 5% High LTV (predominately MHA)(5) 4% 4% Seasoned (2005 and prior vintages) 4% 4% 2006 & subsequent vintages – Discount 3% 4% Low FICO(6) 1% 3% AGENCY PORTFOLIO COMPOSITION 8.5% 7.9% 7.5% 8.2% 9.0% 0.0% 5.0% 10.0% 15.0% Q2-2014 Q3-2014 Q4-2014 Q1-2015 Q2-2015 Agency RMBS CPR

Rates: Agency RMBS 18 As of June 30, 2015 Par Value ($M) Market Value ($M) % of Agency Portfolio Amortized Cost Basis ($M) Weighted Average Coupon Weighted Average Age (Months) 30-Year Fixed 3.0-3.5% 1,077 1,115 10.9% 1,141 3.5% 6 4.0-4.5% 5,010 5,401 52.5% 5,388 4.2% 22 ≥ 5.0% 628 713 6.9% 680 5.5% 77 6,715 7,229 70.3% 7,209 4.2% 28 15-Year Fixed 3.0-3.5% 53 55 0.5% 52 3.0% 55 4.0-4.5% 2 2 0.0% 2 4.0% 60 ≥ 5.0% 1 1 0.0% 1 6.6% 113 56 58 0.5% 55 3.1% 56 HECM 1,570 1,691 16.5% 1,638 4.7% 45 Hybrid ARMs 111 120 1.2% 116 3.5% 135 Other-Fixed 711 753 7.3% 727 4.6% 85 IOs and IIOs 4,110 428(1) 4.2% 400 3.8% 72 Total 13,273 10,279 100% 10,145 4.3% 36 (1) Represents the market value of $251.2 million of IOs and $176.9 million of Agency Derivatives.

Rates: Mortgage Servicing Rights 19 As of Sept. 30, 2014 As of Dec. 31, 2014 As of Mar. 31, 2015 As of June 30, 2015 Fair Value ($M) $498.5 $452.0 $410.2 $437.6 Unpaid Principal Balance ($M) $45,526.8 $44,949.1 $43,974.9 $42,811.3 Weighted Average Coupon 3.9% 3.9% 3.9% 3.9% Original FICO Score 730 748 748 749 Original LTV 74% 74% 74% 74% 60+ Day Delinquencies 1.4% 1.5% 1.3% 1.4% Net Servicing Spread 25 basis points 25 basis points 25 basis points 25 basis points Vintage: Pre-2009 3.6% 3.5% 3.4% 3.4% 2009-2012 63.0% 61.2% 60.4% 59.1% Post 2012 33.4% 35.3% 36.2% 37.5% Percent of MSR Portfolio: Conventional 72.1% 72.9% 73.6% 74.4% Government FHA 20.9% 20.3% 19.7% 19.1% Government VA/USDA 7.0% 6.8% 6.7% 6.5%

Credit: Non-Agency RMBS Metrics 20 NON-AGENCY PORTFOLIO COMPOSITION NON-AGENCY PORTFOLIO YIELDS AND METRICS (1) Weighted average cost basis includes RMBS principal and interest securities only. Average purchase price utilized carrying value for weighting purposes. If current face were utilized for weighting purposes, total non-Agency RMBS excluding the company’s non-Agency interest-only portfolio would have been $58.55 at June 30, 2015. Portfolio Yield Realized Q1-2015 At Mar. 31, 2015 Realized Q2-2015 At June 30, 2015 Non-Agency yield 7.9% 7.8% 7.9% 7.8% Repo and FHLB costs 1.8% 1.9% 1.9% 1.9% Swap costs 0.1% 0.0% 0.0% 0.0% Net interest spread 6.0% 5.9% 6.0% 5.9% NON-AGENCY RMBS CPR Non-Agency: Loan Type Q1-2015 Q2-2015 Sub-Prime 68% 65% Prime 15% 12% Option-ARM 7% 7% Other 6% 13% Alt-A 4% 3% Portfolio Metrics Q1-2015 Q2-2015 Weighted average 3-month CPR 5.1% 6.0% Weighted average cost basis(1) $62.0 $63.0 3.6% 4.1% 4.2% 5.1% 6.0% 0.0% 2.0% 4.0% 6.0% 8.0% Q2-2014 Q3-2014 Q4-2014 Q1-2015 Q2-2015 Non-Agency RMBS CPR

# Credit: Non-Agency RMBS

| As of June 30, 2015 | Senior Bonds | Mezzanine Bonds | Total P&I |
|---|---|---|---|
| **Portfolio Characteristics:** | | | |
| Carrying Value ($M) | $1,904.7 | $795.1 | $2,699.8 |
| % of Non-Agency Portfolio | 71% | 29% | 100% |
| Average Purchase Price[1] | $57.24 | $76.78 | $62.99 |
| Average Coupon | 2.65% | 2.70% | 2.66% |
| Weighted Average Market Price[2] | $75.84 | $88.59 | $79.19 |
| | | | |
| **Collateral Attributes:** | | | |
| Average Loan Age (months) | 98 | 78 | 92 |
| Average Loan Size ($K) | $385 | $294 | $361 |
| Average Original Loan-to-Value | 71% | 73% | 72% |
| Average Original FICO[3] | 647 | 692 | 659 |
| | | | |
| **Current Performance:** | | | |
| 60+ Day Delinquencies | 26.4% | 14.3% | 23.1% |
| Average Credit Enhancement[4] | 8.9% | 14.7% | 10.4% |
| 3-Month CPR[5] | 4.3% | 10.5% | 6.0% |

(1) Average purchase price utilized carrying value for weighting purposes. If current face were utilized for weighting purposes, the average purchase price for senior, mezzanine and total non-Agency RMBS, excluding our non-Agency interest-only portfolio, would have been $53.12, $73.75 and $58.55, respectively.
(2) Weighted average market price utilized current face for weighting purposes.
(3) FICO represents a mortgage industry accepted credit score of a borrower.
(4) Average credit enhancement remaining on our non-Agency RMBS portfolio, which is the average amount of protection available to absorb future credit losses due to defaults on the underlying collateral.
(5) 3-Month CPR is reflective of the prepayment speed on the underlying securitization; however, it does not necessarily indicate the proceeds received on our investment tranche. Proceeds received for each security are dependent on the position of the individual security within the structure of each deal.

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Repo and FHLB Financing(1) 22 (1) As of June 30, 2015. (2) Excludes FHLB membership and activity stock totaling $125.3 million as of June 30, 2015. Repo and FHLB Collateral(2) Repo FHLB Total ($M) Available–for-sale securities, at fair value $10,284.5 $2,268.6 $12,553.1 Derivative asset, at fair value $176.0 - $176.0 Residential mortgage loans held-for-sale, at fair value $10.5 $551.3 $561.8 Commercial real estate $45.6 - $45.6 Net economic interests in consolidated securitization trusts $113.8 $491.3 $605.1 $10,630.4 $3,311.2 $13,941.6 Repo Maturities Amount ($M) Percent (%) Within 30 days $2,454.0 26% 30 to 59 days $3,624.0 38% 60 to 89 days $715.2 8% 90 to 119 days $535.5 6% 120 to 364 days $2,094.1 22% $9,422.8 FHLB Maturities Amount ($M) Percent (%) > 1 and ≤ 3 years $651.3 22% > 3 and ≤ 5 years $815.0 27% > 10 years $1,533.7 51% $3,000.0

Maturities Notional Amounts ($B) Average Fixed Pay Rate Average Receive Rate Average Maturity (Years) Payers Hedging Repo and FHLB Advances 2016 $4.2 0.583% 0.282% 1.10 2017 $2.4 0.864% 0.281% 2.09 2018 $0.8 1.165% 0.280% 2.65 2019 $0.3 1.730% 0.278% 3.94 2020 and after $2.8 1.944% 0.279% 7.62 $10.5 1.090% 0.281% 3.26 Other Payers 2018 $2.1 1.563% 0.282% 3.44 2020 and after $1.2 2.164% 0.281% 5.58 $3.3 1.787% 0.282% 4.24 Maturities Notional Amounts ($B) Average Pay Rate Average Fixed Receive Rate Average Maturity (Years) Other Receivers 2019 $0.6 0.281% 1.440% 3.39 2020 and after $1.9 0.283% 2.588% 8.10 $2.5 0.282% 2.320% 7.00 Interest Rate Swaps(1) 23 (1) As of June 30, 2015.

Interest Rate Swaptions(1) 24 (1) As of June 30, 2015. Option Underlying Swap Swaption Expiration Cost ($M) Fair Value ($M) Average Months to Expiration Notional Amount ($M) Average Pay Rate Average Receive Rate Average Term (Years) Purchase Contracts: Payer < 6 Months $18.0 $14.5 4.36 $5,600 2.75% 3M LIBOR 6.3 ≥ 6 Months $259.3 $134.6 50.71 $9,210 4.01% 3M LIBOR 6.9 Total Payer $277.3 $149.1 46.40 $14,810 3.53% 3M LIBOR 6.7 Receiver < 6 Months $13.5 $0.3 1.04 $2,000 3M LIBOR 1.33% 5.0 Total Receiver $13.5 $0.3 1.04 $2,000 3M LIBOR 1.33% 5.0 Sale Contracts: Payer ≥ 6 Months ($81.2) ($20.7) 24.02 ($800) 3.44% 3M LIBOR 10.0 Total Payer ($81.2) ($20.7) 24.02 ($800) 3.44% 3M LIBOR 10.0 Receiver < 6 Months ($29.0) ($19.9) 4.29 ($6,600) 3M LIBOR 1.64% 6.1 Total Receiver ($29.0) ($19.9) 4.29 ($6,600) 3M LIBOR 1.64% 6.1

EXECUTIVE OFFICERS Overview of Two Harbors Team 25 CHIEF F INANCIAL OFFICER BRAD FARRELL • Most recently served as Two Harbors’ Controller from 2009 to 2011 • Previously Vice President and Executive Director of Financial Reporting at GMAC ResCap from 2007 to 2009 and held financial roles at XL Capital Ltd from 2002 to 2007; began his career with KPMG SIGNIF ICANT OPERATIONS AND RMBS EXPERTISE • Substantial operations team; deep servicing and mortgage operations experience • Strong RMBS team focused on trading, investment analysis and research • Leverages proprietary analytical systems INVESTMENT & OPERATIONS TEAM CHIEF EXECUTIVE OFFICER THOMAS SIERING • Also serves as Pine River Capital Management Partner • 34 years of investing and management experience; commenced career at Cargill • Previously Partner and head of Value Investment Group at EBF & Associates CHIEF INVESTMENT OFFICER WILL IAM ROTH • Also serves as Pine River Capital Management Partner • 34 years in mortgage securities market • Managing Director in proprietary trading group at Citi and Salomon Brothers prior to Two Harbors

EXPERIENCED, COHESIVE TEAM (3) ESTABLISHED INFRASTRUCTURE GLOBAL ASSET MANAGEMENT F IRM Overview of Pine River Capital Management • Eighteen partners with average of 23 years experience • Approximately 500 total employees, including 114 investment professionals • Historically low attrition • Strong corporate governance • Registrations include: SEC/NFA (U.S.), FSA (U.K.), SFC (Hong Kong) and SEBI (India) • Proprietary technology • Global footprint with 9 offices worldwide 26 • Global, multi-strategy asset management firm • Comprehensive portfolio management, transparency and liquidity • Institutional and high net worth investors • Founded in 2002 • Demonstrated success achieving growth and managing scale • Approximately $15.6 billion assets under management(1) – $5.9 billion is dedicated to mortgage strategies(2) – Experience managing Agency RMBS, non-Agency RMBS and other mortgage-related assets (1) Defined as estimated assets under management as of June 30, 2015, inclusive of Two Harbors. (2) Defined as estimated mortgage-related assets under management as of June 30, 2015, inclusive of Two Harbors. (3) Employee data as of June 30, 2015.